SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) DECEMBER 4, 1997

                          INTELECT COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        0-11630                                          76-0471342
(Commission File Number)                    (I.R.S. Employer Identification No.)

1100 EXECUTIVE DRIVE, RICHARDSON, TEXAS                     75081
(Address of Principal Executive Offices)                  (Zip Code)

                                 (972) 367-2100
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                 (Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On December 4, 1997, the shareholders of Intelect Communications Systems Limited, a Bermuda company ("Intelect (Bermuda)"), at a meeting for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, approved a reorganization proposal, the principal effect of which was to restructure Intelect (Bermuda) from a Bermuda company to a U.S.-domiciled Delaware corporation (the "Reorganization"). Pursuant to the Reorganization, Intelect Communications, Inc., a Delaware corporation (the "Company"), became the holding company for Intelect (Bermuda) and its subsidiaries, and the shareholders of Intelect (Bermuda) have become shareholders of the Company. Pursuant to Rule 414 promulgated under the Securities Act of 1933, the Company is the successor issuer of Intelect (Bermuda).

         The Reorganization was effected via an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Intelect (Bermuda), which was the parent of the Company prior to such merger, and a wholly-owned subsidiary of the Company organized solely for the purpose of effecting the merger ("Merger Subsidiary"). Merger Subsidiary was merged with and into Intelect (Bermuda), with Intelect (Bermuda) being the surviving entity, Intelect (Bermuda) becoming a wholly-owned subsidiary of the Company, and the Company becoming the parent of Intelect (Bermuda) and all of Intelect (Bermuda)'s former subsidiaries. As a result of the merger, the shareholders of Intelect (Bermuda) became the shareholders of the Company. Each outstanding common share of Intelect (Bermuda) ("Intelect (Bermuda) Common Shares") was converted into the right to receive one common share of the Company ("Company Common Shares"), and each outstanding preferred share of Intelect (Bermuda) was converted into the right to receive one preferred share of the Company. The Company's Common Shares will be listed on the Nasdaq National Market under the symbol "ICOM."

         Pursuant to the Merger Agreement, each holder of warrants for Intelect (Bermuda) Common Shares, which were validly existing and outstanding immediately before the merger, shall be granted substitute warrants to purchase an equal number of Company Common Shares on the same terms and conditions and at the same exercise price per share as provided for by the Intelect (Bermuda) warrants. Similarly, each holder of options to purchase Intelect (Bermuda) Common Shares issued by Intelect (Bermuda) pursuant to Intelect (Bermuda)'s Stock Incentive Plan (the "Intelect (Bermuda) Plan"), whether vested or unvested ("Intelect (Bermuda) Options"), shall be granted substitute options to purchase an equal number of Company Common Shares pursuant to the Company's Stock Incentive Plan on the same terms and conditions and at the same exercise price per share as provided for by the Intelect (Bermuda) Options. The Company's Stock Incentive Plan is identical in all material respects to the Intelect (Bermuda) Plan.

         The Certificate of Incorporation and Bylaws of the Company include various features, similar to corresponding provisions that were in Intelect (Bermuda)'s Charter and Bye-laws, that may render attempts to takeover the Company more difficult. These features include the establishment of a classified Board of Directors with staggered terms of office, the requirement of a supermajority vote of stockholders to approve certain changes to the Certificate of

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Incorporation and Bylaws, the prohibition of cumulative voting of shares for directors, the elimination of the right of stockholders to call special stockholders' meetings, and the elimination of stockholder action by written consent.

         In connection with the Reorganization, the directors and officers of Intelect (Bermuda), including those directors elected at the Annual Meeting of Shareholders of Intelect (Bermuda) held on August 13, 1997, have become the directors and officers of the Company. The directors of the Company will hold their directorships for the same terms as their respective directorships in Intelect (Bermuda).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:

                  The following historical financial information was previously filed by the Company's predecessor, Intelect (Bermuda) (SEC File No. 0-11630), with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference:

                1. Annual Report on Form 10-K filed on April 15, 1997 and the Form 10-K/A filed on April 30, 1997;

                2. Quarterly Reports on Forms 10-Q filed on May 15, 1997, August 14, 1997 and November 13, 1997;

                3.         Current Report on Form 8-K filed on March 27, 1997;

                4.         Current Report on Form 8-K filed on May 8, 1997;

                5.         Current Report on Form 8-K filed on August 20, 1997;
                           and

                6.         Current Report on Form 8-K filed on November 5, 1997.

                  The report of KPMG Peat Marwick on the aforementioned consolidated financial statements contained in the Annual Report on Form 10-K filed on April 15, 1997, contains an explanatory paragraph that states that the Intelect (Bermuda) has suffered recurring losses from continuing operations and is dependent upon the successful development and commercialization of its products and its ability to secure adequate sources of capital until Intelect (Bermuda) is operating profitably. These matters raise substantial doubt about Intelect (Bermuda)'s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                  The Registration Statement of the Company filed with the Commission on Form S-4 declared effective October 30, 1997, containing a description of the Company's Common Shares, is incorporated herein by reference.

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     (b) Pro Forma Financial Information of the Business to Be Acquired:

                No changes in Intelect (Bermuda)'s financial operations or financial statements resulted from the Reorganization. Thus, there is no pro forma effect from the Reorganization to report.

     (c) Exhibits

           EXHIBIT         DESCRIPTION OF EXHIBIT

              4.1 Amended and Restated Certificate of Incorporation of the Company(1)
              4.2          Amended and Restated By-laws of the Company(1)
              4.3 Agreement and Plan of Merger dated as of October 29, 1997 by and among the Company, Intelect (Bermuda), and Intelect Merger Co.(1)
              4.4          Specimen Stock Certificate of the Company

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(1) Incorporated hereby by reference to Form S-4 of the Company (File No.
    333-39063)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTELECT COMMUNICATIONS, INC.
                                                  (Registrant)

DECEMBER 5, 1997                         By:/s/ HERMAN M. FRIETSCH
     (Date)                                        (Signature)
                                                Herman M. Frietsch
                                               Chairman of the Board

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